                                                                    EXHIBIT 10.4

                      LOAN AGREEMENT AND PROMISSORY NOTE

UP TO THREE MILLION ($3,000,000) DOLLARS               Dated: February,2 9 1996

FOR VALUE RECEIVED, the undersigned, ACCENT COLOR SCIENCES, INC., a Connecticut corporation (the "Company"), HEREBY PROMISES TO PAY to the order of XEROX CORPORATION, a New York corporation (the "Payee"), the principal amount of the amounts loaned to Company by Payee or otherwise owed hereunder to Payee by Company, together with accrued interest.

1. (a) Payee has previously loaned the sum of five hundred thousand ($500,000) dollars to Company as evidenced by a Promissory Note dated January 2, 1996. Under the January 2, 1996 Promissory Note Company had agreed to repay to Payee the principal sum of five hundred thousand ($500,000) dollars in full on or before April 2, 1996. Company has not repaid any part of such principal sum or any interest accruing thereon. The parties agree that the Promissory Note dated January 2, 1996 is extinguished and that the amount of outstanding and unpaid principal payable thereunder and accrued interest payable thereon shall be made subject to this Promissory Note (the "Refinanced Debt");

 (b)Payee hereby agrees to loan Company up to an additional two and one-half million ($2,500,000) dollars (for a total of up to $3,000,000 including the principal included in the Refinanced Debt). Payee shall release to Company the following sums provided Company timely completes the milestones set forth in Exhibit A hereto (each a "Milestone") (and which are more particularly described in the Product Development and Distribution Agreement between the parties that has an effective date of February 16,
                                                                         --
    1996) ("Development Agreement"):

                                                Approximate
Milestone No.         Amount to be released  Achievement Date
-------------         ---------------------  ----------------
December MOU
    Advancement             $500,000         January 2, 1996
Milestone 1                  500,000         Upon Execution
Milestone 2                  600,000         March 1, 1996
Milestone 3*                 400,000         April 15, 1996
Milestone 4                  350,000         May 1, 1996

Milestone 5                  150,000         June 17, 1996
Milestone 6                  200,000         July 1, 1996
Milestone 7                  200,000         August 1, 1996
Milestone 8                  100,000         September 1, 1996

*Upon the achievement of Milestone 3 and prior to the release of any further amounts hereunder, Company will deliver to Payee a warrant to purchase 50,000 shares of Company's common stock as more particularly described in Section 13(g) hereof.

2. Interest shall accrue at the rate of eight percent (8%) per annum on all principal amounts remaining unpaid and outstanding hereunder (including without limitation the principal amount included in the Refinanced Debt). Interest on the principal amount included in the Refinanced Debt accrued from January 2, 1996 through the date hereof at an annual rate of seven percent (7%) but shall hereafter accrue at the rate eight percent (8%).

3. (a) Unless sooner repaid in accordance with this Loan Agreement and Promissory Note , the principal balance hereunder, including the principal included in the Refinanced Debt, shall be repaid by Company in four installments as follows: (i) $500,000 on July], 1997;(ii) $500,000 on October 1, 1997; (iii) $1,000,000 on January 2, 1998; and (iv) $1,000,000 on
    April 1, 1998. In the event that less than all of the $3,000,000 maximum is borrowed hereunder any difference will be deducted from the principal payments due in the inverse order of their maturity (i.e. first from the payment due April 1, 1998).

(b) Interest as provided above shall accrue until April 1, 1996 , at which time all interest accrued to date (including all interest included in the Refinanced Debt) will be paid, and accrued interest thereafter shall be paid on the first (1st) day of each July, October, January and April thereafter to and including April 1, 1998 when the entire unpaid principal balance together with any unpaid accrued interest and all other sums due hereunder shall become due and payable.

4. If any payment is due hereunder on a date which is not a business day, such payment shall be made on the next succeeding business day. Payments made hereunder shall be made in United States currency or by electronic wire transfer of same day settlement funds, at such location or other address as the Payee or other holder of this Note shall have notified the Company in writing. As used herein, the term "business day" shall mean any day on which banks are not required or authorized by law to close in New York, New York.

5. At any time upon not fewer than two business days' notice to the Payee or other holder of this Note, the Company may prepay, in whole or part, the principal amount then outstanding hereon, together with interest accrued hereon without penalty or premium. Any such prepayments shall be first applied against any accrued unpaid interest due to Payee under this Loan Agreement and Promissory Note and thereafter against the payments of the principal balance due hereunder in the inverse order of their maturity.

6. If one or more of the events of default set forth below (each an "Event of Default") shall occur and be continuing, the Payee may, by notice to the Company, declare the outstanding principal amount hereof, together with interest accrued thereon, to be immediately due and payable, all without diligence, presentment, demand of payment, protest or notice of any kind, which are expressly waived by the Company. Each of the following events shall constitute an event of Default:

a) Default in the payment of any sum owed under this Loan Agreement and Promissory Note when due and the failure to cure such default within ten
     (10) days;

b) The breach in any material respect by Company of any covenant, representation or warranty in this Loan Agreement and Promissory Note and the failure to cure such breach within thirty (30) days;

c) The breach in any material respect by Company of any covenant, representation, or warranty in the Development Agreement or the Security Agreement between the parties of even date herewith;

d) The institution by Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by Company to institution of bankruptcy or insolvency proceedings against it or the filing by Company of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable federal or state law, or the consent by Company to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official of Company or of any substantial part of its property, or the making by Company of an assignment for the benefit of creditors, or the admission in writing by Company of its inability to pay its debts generally as they become due or the taking of corporate action by Company in furtherance of any such action; or

e) If, within 60 days after the commencement of an action against Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if within 60 days after the appointment without the consent or acquiescence of Company of any trustee, receiver or liquidator or similar official of Company, or of all or any substantial part of the property of Company, such appointment shall not have been vacated;

f) Company fails to make when due and payable any payment required to be made by it pursuant to the terms of any contract for borrowed money, or fails duly and punctually to perform or observe any other covenant, condition or agreement contained in any such contract, and the effect of such failure is to cause, or where such failure upon notice or lapse of time would, under terms of such contract, cause, the indebtedness due and owing under such contract to become due prior to its stated or scheduled maturity unless any such failure is cured within the cure period.

7. Any notice or demand which by a provision of this Loan Agreement and Promissory Note is required or permitted to be given shall be in writing, hand-delivered or sent by Registered mail, postage prepaid, receipt requested, and addressed as follows:

The Company:      Accent Color Sciences, Inc.
                  Riverview Square
                  East River Drive
                  East Hartford, CT 06108
                  ATTENTION:  Stephen K. Henn, Chief Financial Officer

The Payee:        Xerox Corporation
                  Box 1600
                  Long Ridge Road
                  Stamford, CT 06904
                  ATTENTION: Richard S. Palmer Director, Corporate Business
                  Development

With a Copy to:   Xerox Corporation
                  Box 1600
                  800 Long Ridge Road
                  Stamford, CT 06904
                  ATTENTION:  Senior Vice President and General Counsel

or to such address as the Company, on the one hand, or the Payee or other holder of this Loan Agreement and Promissory Note, on the other, shall have notified the other in accordance with the provisions of this paragraph. All such notices shall be effective upon receipt.

8. This Loan Agreement and Promissory Note and any covenants and agreements of the Company herein shall be binding upon and enforceable against the Company and its successors and assigns, whether or not so expressed. This Loan Agreement and Promissory Note shall not be assignable by the Company without the consent of the Payee. This Loan Agreement and Promissory Note shall be freely assignable by the Payee.

9. Neither the Payee nor any subsequent holder of this Loan Agreement and Promissory Note shall be required to post any bond if the Loan Agreement and Promissory Note is lost, stolen or mutilated and the Company shall execute and deliver in lieu thereof a new Note, dated the date hereof, in the same principal amount provided that reasonable satisfactory indemnity to the Company with respect thereto is provided.

10. This note and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law).

11.  Representations and Warranties of Company.  Company represents and warrants
     -----------------------------------------
     to Payee that:

a) Company is a corporation duly organized, validly existing and in good standing under the laws of Connecticut, has the necessary authority and power to transact the business in which it is engaged, is duly qualified to do business in each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification;

b) Company has full power, authority and legal right to execute and deliver this Loan Agreement and Promissory Note and to perform its obligations hereunder;

c) this Loan Agreement and Promissory Note is a legal, valid and binding obligation of Company enforceable in accordance with its terms;

d) no consent of any other party and no consent, license, approval or other action or filing with any governmental instrumentality is required in connection with the execution, delivery or performance by Company of, or the validity or enforceability of, this Loan Agreement and Promissory Note;

e) the execution, delivery and performance by Company of this Loan Agreement and Promissory Note do not and will not violate any provision of any applicable law or regulation or of any judgment, order, or the like of any court or governmental instrumentality, do not and will not violate any provision of, or cause a default under any loan agreement, indenture, contract, agreement or judgment to which Company is a party or which is binding upon Company or any of its assets; and do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Company's property or assets;

f) except with respect to Payee, it has not granted any currently existing security interests in, and to the best of its knowledge and belief, there are no outstanding liens or other encumbrances with respect to, its tangible or intangible assets;

g) there are no lawsuits or proceedings to which it is a party, or which are threatened, with respect to which a result adverse to Company would prejudice Company's ability to perform its obligations under, or affect the validity of, this Loan Agreement and Promissory Note.

12.  Covenants of Company.  Company covenants and agrees that from and after the
     --------------------
     date hereof and until such time as all amounts of principal and interest payable hereunder have been indefeasibility paid in full, Company shall:

a) promptly give written notice to Payee of the occurrence of any Event of Default, of the commencement or threat of any material litigation or proceedings affecting Company, or of any dispute between Company and any governmental regulatory body;

b) observe all requirements of any governmental authorities relating to the conduct of its business, to the performance of its obligations hereunder; maintain its existence as a legal entity; and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of its business;

c) pen-nit Payee or its authorized representative at any reasonable time and upon reasonable notice to inspect the books and records of Company;

d) keep proper Company books of record and account in which full, true and correct entries in accordance with generally accepted accounting principles will be made of all dealings or transactions in relation to its business and activities;
     ---

e)   (i) deliver to Payee as soon as available and in any event within thirty
     (30) days after the end of each calendar quarter, a balance sheet as of the end of each such period, statements of income and retained earnings for the periods then ending, and a statement of cash flows all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous year and all prepared in accordance with generally accepted accounting principles consistently applied and (ii) deliver to Payee as soon as available and in any event within ninety (90) days after the end of each fiscal year, a balance sheet as of the end of each such period, statements of income and retained earnings for the periods then ending, and a statement of cash flows all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous year and all prepared in accordance with generally accepted accounting principles consistently applied and audited by a nationally recognized public accounting firm;

f) not effect a recapitalization, or merger or effect a combination with another entity, or dissolve, liquidate, or wind up without the written consent of Payee;

g) not pay any dividend or distribution of cash or assets with respect to any shares of its capital stock, nor repurchase any capital stock.

13.  Miscellaneous Provisions
     ------------------------

      a)  Remedies, Non-Waiver.  No failure or delay by Payee or Company in
          --------------------
          exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No right or remedy in this Loan Agreement and Promissory Note is intended to be exclusive but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Payee at law or in equity; and the exercise by Payee of any one or more of such remedies shall not preclude the simultaneous or late exercise by Payee of any or all such other remedies. No express or implied waiver by Payee of an Event of Default shall in any way be, or be construed to be, a waiver of any other or subsequent Event of Default. The acceptance by Payee of any regular installment payment or any other sum owing under this Loan Agreement and Promissory Note shall not constitute a waiver of any Event of Default in existence at the time of such acceptance.

      b)   Survival of Representations and Warranties. All representations and
           ------------------------------------------
          warranties in this Loan Agreement and Promissory Note shall survive the execution and delivery hereof.

      c)   Amendment, Modification. This Loan Agreement and Promissory Note may
           -----------------------
          be amended or modified only by a written agreement of the parties hereto specifically referring to this Note.

     d)   Binding Provisions. Except for those provisions hereof which are
          ------------------
          expressly deemed non-binding, this shall be binding upon and inure to the benefit of Company and Payee and their respective successors and assigns.

     e)   Titles. Headings of sections are for convenience only, are not part of
          ------
          this Loan Agreement and Promissory Note and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     f)   Severable Provisions. Any provision of this Loan Agreement and
          --------------------
          Promissory Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction.

     g)   Warrants. To induce Payee to enter into this Loan Agreement and
          --------
          Promissory Note, Company has agreed to issue to Payee warrants to purchase up to 125,000 shares of Company's common stock. Such warrants will be issued in two steps, the first for 75,000 shares will issued in connection with the execution and delivery of this Loan Agreement and Promissory Note (Milestone 1), and the second for 50,000 shares will be issued upon the achievement of Milestone 3 and simultaneously with the release of the funds called for upon the achievement of such Milestone 3. Such warrants will be issued pursuant to Warrant Agreements in the form of Exhibit B hereto.


     IN WITNESS WHEREOF, the parties have duly executed and delivered this Loan Agreement and Promissory Note as of the date first written above.


     ACCENT COLOR SCIENCES, INC.


     By: _______________________________


     Title: ____________________________

     XEROX CORPORATION


     By: _______________________________

     Title: ____________________________

                                                                       EXHIBIT A

                      MILESTONE / LOAN TAKE DOWN SCHEDULE
                      -----------------------------------

MILESTONE DATE                          TASK                                    LOAN TAKE
--------- ----                          ----
                                                                                   DOWN
                                                                                 ---------
   1      Loan           Shipment of Alpha Software development                   $500K
          Agreement      unit; All Product Performance Specification
          Execution      Complete

   2      3/1/96         BO design review complete. Preliminary                   $600K
                         documentation available

   3      4/15/96        Program self assessment review completed,                $400K
                         assembly underway, SCSI Protocol S/W available

   4      5/1/96         B0-1 assembly complete                                   $350K

   5      6/17/96        B0-4 Unit installed at Xerox                             $150K

   6      7/1/96         ACS Manufacturing Facility Functional                    $200K

   7      8/1/96         ACS Manufacturing B1-1 Build Complete                    $200K

   8      9/1/96         B1 production units available. Customer                  $100K
                         engagement go / wait review
                         completed

                                                                       Exhibit B

                            EXERCISABLE AT ANY TIME
         AFTER THE OPENING OF BUSINESS ON _________________, 1996 AND
           PRIOR TO THE CLOSE OF BUSINESS ON _________________, 1999

          VOID AFTER __________________, 1999 [3 YEARS FROM DATE OF ISSUE]

                                             For the Purchase
                                             of XX,OOO Shares


                       WARRANT TO PURCHASE COMMON STOCK
                                      OF
                          ACCENT COLOR SCIENCES, INC.




               THIS SECURITY AND ALL SECURITIES ISSUABLE UPON THE
              EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933,AS AMENDED,OR ANY STATE
                SECURITIES LAWS AND MAY NOT BE OFFERED,SOLD OR
                 OTHERWISE TRANSFERRED,PLEDGE OR HYPOTHECATED
                UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED
                UNDER SUCH ACT ANY APPLICABLE STATE SECURITIES
                 LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION
                                  THEREFROM.


         WHEREAS, Accent Color Sciences, Inc. (the "Company") and Xerox Corporation, a New York corporation having its principal office at 800 Long Ridge Road, Stamford, Connecticut 06904 ("Xerox) have entered into a certain Loan Agreement and Promissory Note dated as of February __, 1996 (the "Loan Agreement"), pursuant to which Xerox has agreed to loan the Company up to $3,000,000, and the Company has agreed to grant stock purchase warrants entitling Xerox or any such other person or persons who become the registered holder thereof to purchase an aggregate of up to One Hundred Twenty-Five Thousand (1 25,000) shares of the Common Stock of the Company, no par value (the "Common Stock");

     NOW, THEREFORE:

     Section 1. (a) The Company, in consideration of funds advanced pursuant to
     -------
the Loan Agreement by Xerox, hereby agrees and certifies that Xerox or any such other person or persons who become the registered holder hereof ("the Warrant Holder) is entitled, in accordance with the terms hereof, to purchase up to XX,000 shares [75,000 FOR THE FIRST, 50,000 FOR THE SECOND] of Common Stock (as adjusted from time to time as provided herein, the "Warrant Shares") of the Company at a price of $11.00 per share subject to adjustment as provided herein (the "Exercise Price").

(b) Subject to the conditions set forth in this Warrant to Purchase Common Stock (this "Warrant"), this Warrant may be exercised by the execution of the purchase form attached hereto and the delivery of the executed purchase form together with (i) a certified or bank check, (ii) a wire transfer, (iii) as described below and at the sole discretion of Xerox, a letter as evidence of the cancellation of debt owing under the Loan Agreement, or (iv) other form of payment acceptable to the Company, or any combination of the foregoing, in the amount of the Exercise Price of the Warrant Shares being purchased to the Company, 99 East River Drive, East Hartford, Connecticut 06108, at any time after the opening of business on the date hereof and prior to the close of business on [THREE YEARS FROM DATE OF ISSUE] -, 1999 (the "Expiration Date"). This Warrant is exercisable at the option of the Warrant Holder, at any time or from time to time, up to the Expiration Date for all and any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Warrant Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the Warrant Shares purchased, together with any other securities or property to which the Warrant Holder is entitled upon such exercise, shall be delivered to the Warrant Holder by the Company at the Company's expense as promptly as practicable after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the Warrant Shares to the Warrant Holder as promptly as practicable. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Warrant Holder and shall be registered in the name of such Warrant Holder or such other name as shall be designated by such Warrant Holder. In the sole discretion of Xerox, all or a portion of the Exercise Price for any Warrant Shares may be paid by cancelling an equal portion of the principal and accrued, unpaid interest owed by the Company to Xerox under the Loan Agreement.

     Common Stock shall include the Company's authorized Common Stock as such class existed on the date of execution of this Document, (ii) any other stock, securities or property as to which this Warrant becomes exercisable pursuant to
Section 3 and (iii) for purposes of Section 3, stock of the Company of any class thereafter authorized which ranks, or is entitled to a participation as to assets or dividends, substantially on a parity with such Common Stock.

Section 2.  This Warrant may not be sold, transferred, assigned or hypothecated
---------
except with the written consent of the Company, which consent shall not be unreasonably withheld.

Section 3.  The Exercise Price and the number of Warrant Shares shall be subject
---------
to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Warrant Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares hereunder immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

     (b) If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor, (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, (ii) any cash paid or payable otherwise than as a cash dividend, or (iii) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3(a) above), then and in each such case, the Warrant Holder shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Warrant Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as the date on which holders of Common Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

     (c) If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stocky securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrant Holder shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Stock equal to the number of outstanding shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such case, appropriate provision shall be made with respect to the rights and interests of the Warrant Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

     (d) If the Company shall at any time or from time to time issue or sell any of its Common Stock, or securities convertible into its Common Stock, or options or warrants to purchase Common Stock or securities convertible into Common Stock, for a consideration per share of Common Stock less than the Exercise Price in effect immediately prior to the time of such issue or sale, the Exercise Price then in effect and then applicable for any subsequent period or periods shall be decreased to an amount equal to the consideration per share of Common Stock received upon such issuance or sale.

     (e) Upon any adjustment of the Exercise Price, and/or any increase or decrease in the number of Warrant Shares the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (f) If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Warrant Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

The adjustment shall be such as will give the Warrant Holder upon exercise for the same aggregate Exercise Price the pro rata share, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

     (g) In case at any time the total number of shares of Common Stock obtainable upon exercise of this Warrant shall be increased or decreased pursuant to this Section 3, such total number of shares issuable shall be rounded to the nearest full share and no adjustment shall be made with respect to any fractional share of Common Stock which otherwise would be obtainable as a result of any computation made pursuant to this Section 3.

     Section 4. The Company and the Warrant Holder expressly agree and
     ---------
acknowledge that any and all rights of the Warrant Holder to registration of the Warrant Shares are contained in a certain Registration Rights Agreement, a copy of which is attached as Exhibit 1.

     Section 5. The Warrant Shares which may be transferred to the Warrant
     ---------
Holder pursuant to this Warrant shall not have been registered under the Securities Act of 1933 or any similar state law and the Warrant Holder has no right to receive Warrant Shares so registered, nor does it have any right to compel the Company to register any Warrant Shares transferred pursuant hereto, (except as set forth in Section 4 above). All Warrant Shares transferred pursuant to this Warrant may be "restricted securities" as defined in Rule 144 under the Securities Act of 1933. The Warrant Holder for himself and his permitted assignees agrees with the Company that any Warrant Shares obtained upon the exercise of this Warrant shall be so obtained for investment and without any view to the distribution thereof and shall not be sold, transferred, assigned or hypothecated except in compliance with the registration requirements of applicable federal and state securities laws or pursuant to an applicable exemption therefrom. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company has at the date hereof, and during the period within which the rights represented by this Warrant may be exercised the Company will at all times have, authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. The Company will not take any action which would result in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     Section 6. Nothing contained in this Warrant shall be construed as
     ---------
conferring upon the Warrant Holder the right to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company, provided that if:

           (i) the Company shall take action to make any dividend (whether in cash, stock or in kind) or other distribution to the holders of Common Stock;

           (ii) the Company shall take action to offer for subscription pro-rata to the holders of Common Stock any additional shares of stock of any class or other rights;

           (iii) the Company shall take action to accomplish any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

           (iv) the Company shall take action looking to a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall (1) at least 20 days prior to the date on which the books of the Company shall close or a record shall be taken for such distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause written notice thereof to be sent to the Warrant Holder as provided in Section 7 hereof, and (2) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause at least 20 days prior written notice of the date when the same shall take place to be given to the Warrant Holder in the same manner. Such notice in accordance with the foregoing clause (1) shall also specify, in case of any such distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (2) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     Section 7. All communications hereunder shall be in writing and, if sent to
     ---------
 the Warrant Holder or the registered holder hereof, will be mailed, delivered or telecopied and confirmed to him at his address as set forth above, or if sent to the Company, shall be mailed, delivered or telecopied and confirmed to the Company at the Company's address set forth above, subject in any case, to such notification of change of address as either the Warrant Holder or the Company may give to the other from time to time.

     Section 8. The issuance of certificates for shares of Common Stock upon
     ---------
 the exercise of the Warrant shall be made without charge to the Warrant Holder for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrant Holder.

     Section 9. The Company will at no time close its transfer books against
     ---------
 the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     Section 10. This Warrant and any provision hereof may be changed, waived,
     ----------
 discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     Section 11. The Company represents and warrants to the Warrant Holder that
     ----------
upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of any indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     Section 12.  The provisions contained herein will inure to the benefit of
     ----------
and be binding upon the Warrant Holder and the Warrant Holder's executors, administrators and permitted assigns and the Company and the Company's executors, administrators and assigns.

     Section 13.  The provisions hereof shall for all purposes be construed in
     ----------
accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the Company has executed this Warrant this ___ day of _______________, 1996.


                                                   ACCENT COLOR SCIENCES, INC.


                                                   By:  _______________________
                                                   Its: President

                                                                       Exhibit I
                                                                       ---------


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

This Registration Rights Agreement (this "Agreement") is made this _____ day of
                                         ------------

February 1996, by ACCENT COLOR SCIENCES, INC., a Connecticut corporation (the

"Company") for the benefit of XEROX CORPORATION, a New York corporation
--------
("Xerox"), and each other Purchaser (individually a "Purchaser"
                                                     ---------

and collectively, the "Purchasers") entering into a Warrant Purchase Agreement
                       ----------
(the "Warrant Agreement").
      -----------------

     1.   Securities Laws Representations and Covenants of purchaser.
          ----------------------------------------------------------

    The registration rights granted pursuant to Sections 2.2 and 2.3 of this Agreement shall have no force or effect until such time as the Company has otherwise become obligated to file periodic or other reports pursuant to Section 13 of the Securities Exchange Act of 1 934, as amended (the "1934 Act").

     2.   Registration Rights.
          -------------------

     2.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          (a)   "Commission" shall mean the Securities and Exchange
                ------------
Commission or any other federal agency at the time administering the Securities Act.

          (b) "Common Stock" shall mean the common stock, no par value, of the Company.

          (c)   "Form S1, Form SB-1, Form S-2 Form SB-2 and Form S-3" shall
                 ---------------------------------------------------
mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, respectively, promulgated by the Commission or any substantially similar or successor form then in effect.

          (d)   The terms "Register", "Registered" and "Registration" refer to a
                           --------    ----------       ------------
registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

          (e)   "Registrable Securities" shall mean the Shares until such time
                 ----------------------
as such shares become eligible for sale under subparagraph (k) of Rule 144 or any successor thereto.

          (f)   "Registration Expenses" shall mean all expenses incurred by the
                 ---------------------
Company in complying with Section 2, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses audits incident to or required by any such Registration and the reasonable fees and disbursements of counsel for the Selling Shareholders, as selling shareholders.

          (g)   "Registration Statement" shall mean Form S-1, Form SB-1, Form
                 ----------------------
S-2, Form SB-2 or Form S-3, whichever is applicable.

          (h)   "Restriction Termination Date" shall mean, with respect to any
                 ----------------------------
Registrable Securities, the earliest of (i) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144, and (ii) the date that an opinion of counsel to the Company containing reasonable assumptions (which opinion shall be subject to the reasonable approval of counsel to any affected Purchaser) shall have been rendered to the effect that any restrictive legend placed upon the Registrable Securities under the Securities Act can be properly removed and such legend shall have been removed.

          (i) "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act and any successor rules thereto.

          (j) "Purchasers" shall mean, collectively, the Purchasers (including Xerox), their assignees and transferees, and individually, a Purchaser (including Xerox) and any transferee or assignee of such Purchaser.

          (k)   "Securities Act" shall mean the Securities Act of 1933, as
                 --------------
                amended.

          (l)   "Selling Shareholders" shall mean all underwriting discounts
                 --------------------
                and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

          (m)   "Selling Shareholders" shall mean a holder of Registrable
                 --------------------
                Securities who requests Registration under Section 2 herein.

          (n)   "Shares" shall mean the Common Stock issued to the
                 ------
                Purchasers pursuant to various Warrant agreements regardless of whether such Warrant Agreements have been or in the future are entered into between the Company and any Purchaser.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Warrant Agreement.

     2.2  Required Registration. If the Company shall be requested by holders of
          ---------------------
at least a majority of the outstanding Shares to effect the Registration of Registrable Securities, then the Company shall promptly give written notice of such proposed Registration to all holders of Shares, and thereupon the Company shall promptly use its best efforts to effect the Registration of the Registrable Securities that the Company has been requested to Register for disposition as described in the request of such holders of Shares and in any response received from any of the holders of Shares within ten (10) days or such longer period as shall be set forth in the notice, after the giving of the written notice by the Company; provided however, that the Company shall not be
                               ----------------
obligated to effect any Registration except in accordance with the following provisions:

          (a) The Company shall not be obligated to file and cause to become effective more than one (1) registration statement in which Registrable Securities are Registered pursuant to this Section 22.

          (b) Notwithstanding the foregoing, the Company may include in each such Registration requested pursuant to this Section 2.2 any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Company or any issued and outstanding shares of Common Stock for sale by others, provided however, that, if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Registrable Securities requested by the holders of Shares requesting such Registration, then such Registration shall be deemed to be a Registration in accordance with and pursuant to Section 2.3; and provided further however that the inclusion of such previously authorized but unissued shares of Common Stock by the Company or issued and outstanding shares of Common Stock by others in such Registration shall not prevent the holders of Shares requesting such Registration from registering the entire number of Registrable Securities requested by them.

          (c) The Company shall not be required to file a registration statement pursuant to this Section 2: (i) within six (6) months after any other registration by the Company (other than under "Excluded Forms," as defined in Section 2.3 (a) below) or (ii) for six (6) months after the request for registration under this Section 2.2 if the Company is then engaged in negotiations regarding a material transaction which has not otherwise been publicly disclosed, or such shorter period ending on the date, whichever first occurs, that such transaction is publicly disclosed, abandoned or consummated.

     2.3  Piggyback Registration
          ----------------------

          (a) Each time that the Company proposesd to register a public offering solely of its Common Stock (not including an offering of Common Stock issuable upon conversion or exercise of other securities), other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Company shall promptly give notice of such proposed Registration to all holders of Shares, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

          (b) Each holder of Shares shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

          (c) In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 2.3 (b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.



          (d) Upon receipt of a written request pursuant to Section 2.3 (b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

          (e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering, determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first by excluding shares held by the directors, officers, employees and founders of the Company, and then, to the extent necessary-, by excluding Registrable Securities participating in such underwritten public offering, pro rata based on the number of shares of Registrable Securities each
          --------
such holder proposed to include.

          (f) All Shares that are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 12 months following a public offering, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. The holders of such Shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.


    2.4  Preparation and Filing.  If and whenever the Company is under an
         ----------------------
obligation pursuant to the provisions of this Section 2 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

          (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective in accordance with
Section 2.4 (b) hereof, keeping each Selling Shareholder advised as to the initiation, progress and completion of the Registration;

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

          (c) furnish to each Selling Shareholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

          (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Selling Shareholder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided
                                                                  --------
however that the Company shall not be required to consent to general service of
-------
process, qualify to do business as-a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and

          (e) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.3 (b) hereof, notify each Selling Shareholder of the happening of any event as a result of which the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement there in not misleading in the light of the circumstances then existing.

     2.5  Expenses.  The Company shall pay all Registration Expenses incurred
          --------
by the Company in complying with this Section 2; provided however that all
                                                 ----------------
underwriting discounts and selling commissions applicable to the Registrable Securities covered by registrations effected pursuant to section 2.2 hereof shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Securities sold by such seller or sellers.

     2.6  Information Furnished by Purchaser.  It shall be-a condition
          ----------------------------------
precedent to the Company's obligations under this Agreement as to any Selling Shareholder that each Selling Shareholder furnish to the Company in writing such information regarding such Selling Shareholder and the distribution proposed by such Selling Shareholder as the Company may reasonably request.

     2.7  Indemnification.
          ---------------

     2.7.1  Company's Indemnification of Purchasers.  The Company shall
            ---------------------------------------
indemnify each Selling Shareholder, each of its officers, directors and constituent partners, and each person controlling such Selling Shareholder, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Selling Shareholder, each such underwriter, each of their officers, directors and constituent partners and each person who controls any such Selling Shareholder or underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided however that the indemnity contained in this Section 2.7.1 shall not
----------------
apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided however, that the
                                                 ----------------
Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Selling Shareholder, underwriter, controlling -person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.



     2.7.2  Selling Shareholder's lndemnification of Company. Each Selling
            ------------------------------------------------
Shareholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Selling Shareholder, each of its officers, directors and constituent partners and each person controlling such other Selling Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Selling Shareholder and relating to actions or inaction required of such Selling Shareholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such other Selling Shareholders, such directors, officers, partners, persons, underwriters and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder and stated to be specifically for use in connection with the offering of Registrable Securities. Anything in the foregoing to the contrary notwithstanding, in no event shall the aggregate obligations of a Selling Shareholder under this Section 2.7.2 to all parties that may be entitled to indemnification hereunder exceed the amount of proceeds received by such Selling Shareholder in connection with such offering of Registrable Securities.

     2.7.3  Indemnification Procedure.  Promptly after receipt by an indemnified
            -------------------------
party under this Section 2.7 of notice of any commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will,- if a claim in respect thereof is to be made against an indemnifying party under this Section 2.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Purchasers of a majority of the Registrable Securities).

     2.7.4  Contribution.  If the indemnification provided for in this Section
            ------------
2.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

     3.   Covenants of the Company.  The Company agrees to:
          ------------------------

          (a) Notify the holders of Registrable Securities included in a Registration Statement of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

          (b) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on NASDAQ.

          (c) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

          (d) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration, the Company, after it has become obligated to file periodic or other reports pursuant to Section 13 of the 1934 Act agrees to:

              (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

              (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities and Exchange Act of 1934 (the "1934 Act"); and

              (iii) furnish to each holder of Shares, so long as such holder of Shares owns any Shares, forthwith upon written request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

          (e) Prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Shareholder with copies of all pages thereto, if any, which reference such Selling

     4.   Miscellaneous.
          -------------

          (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at Accent Color Sciences, Inc., 99 East River Drive, East Hartford, CT 06108 and (ii) if to a Purchaser, at the address set forth in his Warrant Agreement, or at such other address as each such party furnishes by notice given in accordance with this Section 4 (a).

          (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

          (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Connecticut, as such laws are applied by Connecticut courts to agreements entered into and to be performed in Connecticut by and between residents of Connecticut. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.

Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (d) This Agreement may not be assigned by the Purchaser other than to the purchaser or transferee of more than 50% of the Purchaser's Shares, provided that such assignee is not engaged in a business in which the Company is engaged.

          (e) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the holders of a majority in interest of the Registrable Securities.

          (f) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

IN WITNESS WHEREOF, the Company has executed this Agreement for the benefit of the Purchasers by its duly authorized officer as of the date first above written.


                                            ACCENT COLOR SCIENCES, INC.

                                            By: _______________________________
                                                Richard J. Coburn, President
                                                and Chief Executive Officer



Agreed and Accepted this
_____ day of _______________, 1996


XEROX CORPORATION


By: ___________________________
    Name:
    Title:

                                                                      EXHIBIT II

                                 PURCHASE FORM

                 (To be executed only upon exercise of Warrant)

    The undersigned registered owner of the Warrant to' Purchase Common Stock executed by Accent Color Sciences, Inc. irrevocably exercises the Warrant and purchases _________ of the number of shares of Common Stock of Accent Color Sciences, Inc. purchasable with the Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.


    Dated:  _________________, 19___



                                               ______________________________
                                               (Signature of Registered Owner)


                                               ______________________________
                                               (Street Address)


                                               ______________________________
                                               (City)       (State)     (Zip)